UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2020

L&F ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39722	98-1557361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 North Riverside Plaza, Suite 5200 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 705-2786
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	LNFA.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	LNFA	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LNFA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2020 (the “Effective Date”), the Registration Statement on Form S-1 (File No. 333-249497) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of L&F Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 23, 2020 the Company consummated the IPO of 15,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000. The Company has granted the underwriters of the IPO a 45-day option to purchase up to an additional 2,250,000 Units at the initial public offering price to cover over-allotments, if any (the “Over-allotment Option”). Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●
an Underwriting Agreement, dated November 18, 2020, between the Company and Jefferies LLC, as the representative of the underwriters named in Schedule A therein (the “Underwriter”), which contains customary representations and warranties and indemnification of the Underwriter by the Company;

●
a Warrant Agreement, dated November 23, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●
a Private Placement Warrants Purchase Agreement (the “Sponsor Private Placement Warrants Agreement”), dated November 18, 2020, between the Company and JAR Sponsor, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to purchase 5,000,000 private placement warrants (or 5,450,000 private placement warrants if the Over-allotment Option is exercised in full), each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per private placement warrant (the “Sponsor Private Placement Warrants”);

●
a Private Placement Warrants Purchase Agreement (the “Underwriter Private Placement Warrants Agreement” and, together with the Sponsor Private Placement Warrants Agreement, the “Private Placement Warrants Agreements”), dated November 18, 2020, between the Company and the Underwriter, pursuant to which the Underwriter agreed to purchase 1,859,505 private placement warrants (or 2,138,430 private placement warrants if the Over-allotment Option is exercised in full), each whole private placement warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.21 per private placement warrant (the “Underwriter Private Placement Warrants” and, together with the Sponsor Private Placement Warrants, the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) and the Underwriter agreed to certain transfer restrictions with respect to the Underwriter Private Placement Warrants;

●
an Investment Management Trust Agreement, dated November 23, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO, the proceeds of the sale of the Underwriter Private Placement Warrants and certain of the proceeds of the sale of the Sponsor Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●
a Registration and Shareholder Rights Agreement, dated November 23, 2020, between the Company, the Sponsor, the Underwriter and certain directors of the Company (the “Holders”), which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●
a Letter Agreement, dated November 18, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

●
an Administrative Services Agreement, dated November 23, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,000,000 Sponsor Private Placement Warrants and the private placement of 1,859,505 Underwriter Private Placement Warrants generating total proceeds of approximately $7,250,001 (the “Private Placements”). The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor, the Underwriter or their permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) together with the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. Notwithstanding anything to the contrary, the Underwriter Private Placement Warrants are not exercisable until five years from the Effective Date. If the Private Placement Warrants are held by holders other than the Sponsor, the Underwriter or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrants Agreements and have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 18, 2020 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits
1.1	Underwriting Agreement between the Company and Jefferies LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Sponsor Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.2	Underwriter Private Placement Warrants Purchase Agreement between the Company and the Underwriter
10.3	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.4	Registration and Shareholder Rights Agreement among the Company, the Sponsor, the Underwriter and certain directors of the Company
10.5	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors
10.6	Administrative Services Agreement between the Company and the Sponsor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2020

L&F ACQUISITION CORP.

By:	/s/ Adam Gerchen
Name: Adam Gerchen
Title: Chief Executive Officer